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                                                                    EXHIBIT 10.1

GENERAL SERVICES ADMINISTRATION      SUPPLEMENTAL AGREEMENT       DATE
PUBLIC BUILDINGS SERVICE             NO. 5                        FEB 10 1999

SUPPLEMENTAL LEASE AGREEMENT         TO LEASE NO. GS-10PES-OL-5-42

ADDRESS OF PREMISES        Federal Center South
                           1202 Warehouse
                           4735 E. Marginal Way South
                           Seattle, WA 98134

THIS AGREEMENT, made and entered into this date by and between Seattle FilmWorks, Inc.

whose address is     1260 16th Avenue West
                     Seattle, WA  98119

hereinafter called the Lessee, and the UNITED STATES OF AMERICA, hereafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective February 1, 1999, as follows:

This SLA #5 (supplemental lease agreement) reflects an extension for one year and a change in rental rate for the warehouse usage, therefore, Paragraphs 3B and 4 are amended as follows:

3B. FIXED TERM: To have and to hold said premises with their appurtenances, beginning February 1, 1999 and ending January 31, 2000. This agreement will revert to a month-to-month occupancy, pending a negotiated agreement of renewal, based on current market rates for like space. Lessee must notify the Contracting Officer, in writing, of intent to renew, no later than thirty (30) days prior to expiration of the initial lease term.

4. The Lessee shall pay the Lessor an annual rental of $288,486.00 (Two hundred eighty eight thousand four hundred eighty six dollars and no/100), payable at the rate of $24,040.50 (Twenty four thousand forty dollars and 50/100), per month in advance. Rent for part of a month shall be prorated. All payments shall be made payable to the General Services Administration and shall contain the outlease number for identification purposes: GS-10PES-OL-5-42. All payments are to be paid by check or money and mailed to the OFFICE OF FINANCE, GENERAL SERVICES ADMINISTRATION, P.O. BOX 70697, CHICAGO, IL 60673, for receipt on or before the first day of each month.

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.
________________________________________________________________________________
LESSEE    Seattle FilmWorks, Inc.

BY  //s// Case H. Kuehn                Vice President, Treasurer & CFO
     (Signature)                                 (Title)

IN PRESENCE OF

//s// Mich Earl                        1260 16th Ave. West, Seattle, WA  98119
     (Signature)                                 (Address)

UNITED STATES OF AMERICA
                                       CONTRACTING OFFICER
BY:  //s//Lorraine A. Parham           GENERAL SERVICES ADMINISTRATION
     (Signature)                              (Official Title)


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